SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Supplemental Information)

Filed by the Registrant	(X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )	Preliminary Proxy Statement
( )	Confidential, for Use of the Commission Only (as permitted by Rule 14c-6(e)(2))
( )	Definitive Proxy Statement
(X)	Definitive Additional Materials
( )	Soliciting Material Pursuant to Rule 240.14a-12

                TRANSAMERICA INCOME SHARES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)	No fee required.
( )	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
( )	Fee paid with preliminary materials.

( )Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRANSAMERICA INCOME SHARES, INC.

570 CARILLON PARKWAY

ST. PETERSBURG, FL 33716

SUPPLEMENTAL INFORMATION FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 6, 2006

To the Shareholders of Transamerica Income Shares, Inc.:

This supplemental information is furnished in connection with the solicitation of proxies by the Board of Directors (the “Directors”) of Transamerica Income Shares, Inc. (the “Fund”), a closed-end management investment company organized as a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held at 11:00 a.m. on July 6, 2006, at 570 Carillon Parkway, St. Petersburg, FL 33716, and any adjournments thereof (the “Meeting”). Shareholders of the Fund have been asked to consider the election of ten nominees to the Board of Directors of the Fund. This proposal is described in detail in the notice and proxy statement dated May 18, 2006.

Mr. Thomas P. O’Neill, a nominee proposed for election in the May 18, 2006 proxy materials, has resigned as a Director of the Fund effective May 9, 2006. Mr. O’Neill accordingly has withdrawn as a nominee and is not standing for re-election at the upcoming Meeting. In accordance with the Fund’s by-laws and applicable laws and regulations, the remaining Directors of the Fund have appointed Mr. Norman R. Nielsen (the “Nominee”) to serve as a Director for the remainder of Mr. O’Neil’s term and to stand for election at the upcoming Meeting. The Nominee has indicated his willingness to serve as Director, if elected.

The following presents information about the Nominee relevant to his proposed election as a Director, and supplements and amends the May 18, 2006 proxy statement (which should be reviewed along with this supplement). Please also note that a revised proxy card, reflecting the replacement of Mr. O’Neill by Mr. Nielsen as a nominee for election as a Director, accompanies this supplemental information. If you received the proxy card that included Mr. O’Neill as nominee, please disregard that card (if you previously voted, that vote will not count; to vote by proxy, please follow the following instructions). To vote by proxy, please complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States, or follow the instructions relating to Internet or Telephone voting.

The name, age and principal occupation for the past five years of the Nominee are:

Independent Director Nominee

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION OR EMPLOYMENT IN THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY NOMINEE FOR DIRECTOR	OTHER DIRECTORSHIPS HELD BY NOMINEE FOR DIRECTOR

Norm R. Nielsen (DOB 5/11/39)	Nominee, Director	2006 to present	College President, Kirkwood Community College (July 1985- January 2005); Chair and Member, Iowa Student Loan Liquidity Corporation (governor appointed); Director, U.S. Bank; Director, Iowa Health Systems (1994-2003); Director, Iowa City Area Development (1996-2004); Board Member, League for Innovation in the Community College (1985- 2004); Board Member, Community College for International Development (1985-2004); Board Member, Buena Vista University Board of Trustees (since 2004).	89	N/A
_______________

* The term “fund complex” in the above table consists of the Fund, AEGON/Transamerica Series Trust (“ATST”) and Transamerica IDEX Mutual Funds (“TA IDEX”). The mailing address of the Nominee is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Nominee Ownership of Equity Securities

As of December 31, 2005, the Nominee beneficially owned shares of the Fund and any of the funds overseen by the Nominee in the same family of investment companies as set forth in the following table:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Nominee in Family of Investment Companies*
Norm R. Nielsen	$ 0	$0
_______________

* The family of investment companies consists of the Fund, ATST and TA IDEX.

The following table sets forth information as of December 31, 2005 about securities owned beneficially or of record by the Nominee, who is not or would not be an “interested person” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940 (“Independent Director”), or members of his immediate family, representing interests in the investment adviser, sub-adviser or distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee.

Name of Nominee	Name of Owners and Relationships to Nominee	Company	Title of Class	Value of Securities	Percent of Class
Norm R. Nielsen	N/A	N/A	N/A	N/A	N/A

Remuneration of Director

The Fund pays each Independent Director an annual retainer of $1,500 plus $1,000 for each regular Board meeting attended in person and $1,000 for each special meeting attended in person or telephonically. The Fund also reimburses each Independent Director for reasonable expenses incurred in connection with such meetings. For the fiscal year ended March 31, 2006, the Independent Directors, as a group, received compensation in the amount of $75,000. The following table sets forth the compensation paid to the Nominee for the fiscal year ended March 31, 2006.

Name	Aggregate Compensation from Fund	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from Fund and Fund Complex
Norm R. Nielsen	$ 0	N/A	N/A	$ 0

Committee Membership

The Nominee currently has not been elected to serve on any committees of the Board of Directors. Please refer to the proxy materials dated May 18, 2006 for a detailed description of these committees.

After careful consideration, the Directors of the Fund unanimously approved and recommend that you vote “For” Proposal 1 in its entirety, as supplemented by these materials. Shareholders of record as of the close of business on April 14, 2006 are entitled to vote at the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares.

By Order of the Board of Directors of Transamerica Income Shares, Inc.,

John K. Carter, Esq.

Senior Vice President, Secretary

and General Counsel

May 24, 2006

PLEASE NOTE THAT WE HAVE ALSO INCLUDED AN AMENDED PROXY CARD.

Your vote is very important regardless of the number of shares that you owned on the Record Date. Shareholders who do not expect to attend the Meeting are requested to complete, sign, date and return the accompanying Proxy in the enclosed envelope, which needs no postage if mailed in the United States, or follow the enclosed instructions relating to Internet or telephone voting. Instructions for the proper execution of the Proxy are set forth in the enclosed materials. It is important that proxies be returned promptly. Whether or not you plan to attend the Meeting, please complete the enclosed Proxy, or vote using the Internet or by telephone. If you vote via the Internet or by telephone, please do not return your Proxy unless you later decide to change your vote.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE, or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone, or Internet.

Please detach at perforation before mailing.

AMENDED PROXY CARD	AMENDED PROXY CARD

TRANSAMERICA INCOME SHARES, INC. (THE “FUND”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

July 6, 2006

The undersigned hereby appoint(s) John K. Carter and Brian C. Scott as proxies, each with full power of substitution, to vote, as designated below, all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held July 6, 2006 at 11:00 a.m., at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, and instructs him/her to vote as indicated with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement.

This Proxy will be voted as instructed. If no specification is made, then this Proxy will be voted “FOR” the proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To elect ten Directors to the Board of Directors:

						FOR	WITHHOLD	FOR	ALL
						ALL	ALL	EXCEPT
						☐	☐		☐
01	Peter R. Brown	02	Daniel Calabria	03	Janice B. Case
04	Charles C. Harris	05	Leo J. Hill	06	Russell A. Kimball, Jr.
07	Norm R. Nielsen	08	Brian C. Scott	09	William W. Short, Jr.
10	John W. Waechter

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

2.	To conduct such other business as may properly come before the meeting and any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.